Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                          THE WACHOVIA MUNICIPAL FUNDS
                      WACHOVIA GEORGIA MUNICIPAL BOND FUND
                                (CLASS A SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929902 40 1


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA GEORGIA MUNICIPAL BOND FUND (CLASS A SHARES) Portfolio of THE WACHOVIA MUNICIPAL FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                   THE WACHOVIA MUNICIPAL FUNDS
                                 Corporate Seal
                                                                    1990
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                         Countersigned: Federated Shareholder   Services Company
                         (Pittsburgh)   Transfer Agent
                         By:
                         Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA MUNICIPAL FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                          THE WACHOVIA MUNICIPAL FUNDS
                   WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND
                                (CLASS A SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929902 50 0


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND (CLASS A SHARES) Portfolio of THE WACHOVIA MUNICIPAL FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                   THE WACHOVIA MUNICIPAL FUNDS
                                 Corporate Seal
                                                                    1990
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                     Countersigned: Federated Shareholder   Services Company
                     (Pittsburgh)   Transfer Agent
                     By:
                     Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA MUNICIPAL FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                          THE WACHOVIA MUNICIPAL FUNDS
                   WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND
                                (CLASS A SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929902 10 4


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND (CLASS A SHARES) Portfolio of THE WACHOVIA MUNICIPAL FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                   THE WACHOVIA MUNICIPAL FUNDS
                                 Corporate Seal
                                                                    1990
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                     Countersigned: Federated Shareholder   Services Company
                     (Pittsburgh)   Transfer Agent
                     By:
                     Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA MUNICIPAL FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.